SECURITIES AND EXCHANGE COMMISSION
                                      WASHINGTON, D.C. 20549

                                           FORM 8-K

                                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): April 12, 2006


					Aerobic Creations, Inc.
				(Exact name of registrant as specified in charter)

						Nevada
				   (State or other jurisdiction of incorporation)


      0-51091                                          20-0781155
_________________________			_______________________________
(Commission File Number)                       (IRS Employer Identification No.)



         201 - 15225 Thrift Avenue
     White Rock, B.C., Canada                                V4B 2K9
________________________________                         ______________
(Address of principal executive offices)                    (Zip Code)


					(604) 576-2327
				___________________________
				(Issuer's Telephone Number)


					Not applicable.
				_______________________________________________
			(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 5.01. CHANGES IN CONTROL OF REGISTRANT

On April 13, 2006, Bartly Loethen purchased 500,000 shares of restricted common stock from Nicole Funk and 500,000 shares of restricted common stock from Norm Funk, collectively representing approximately 55.6% of the total issued and outstanding shares of Common Stock of Aerobic Creations, Inc.

The total purchase price for the shares was $75,000.00. The source of the funds for the purchase by Mr. Loethen was personal funds. There were no arrangements or understandings among members of both the former and new control groups and their associates with respect to election of directors or other matters.

ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;
ELECTION OF DIRECTORS;  APPOINTMENT OF PRINCIPAL OFFICERS.

Effective April 12, 2006,  Norm Funk resigned as Director and Secretary of
Aerobic Creations, Inc.   Bartly Loethen was appointed by Nicole Funk, the
sole remaining Director of the Aerobic Creations, Inc., to replace Norm Funk as a Director.

Effective April 13, 2006, Nicole Funk resigned as a Director and
President/Chief Executive Officer/Chief Financial Officer/Treasurer of Aerobic Creations, Inc. and was replaced by Bartly Loethen.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (d)  Exhibits
           None.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AEROBIC CREATIONS, INC.


                                    By /s/ Bartly Loethen
                                      ------------------------------------------
                                    Name:  Bartly Loethen
                                    Title: Chief Executive Officer and President


Dated: April 14, 2006